EXHIBIT 99.3
                                  COMMON STOCK
                              LETTER OF TRANSMITTAL
                  for the surrender of certificate(s) formerly
                     representing shares of common stock of
                  MEDICONSULT.COM, INC., A DELAWARE CORPORATION
                             in connection with the
                   CONVERSION BY AGREEMENT AND PLAN OF MERGER
                                     of its
                         COMMON STOCK, $0.001 PAR VALUE
                                      into
         ANDRX CORPORATION - CYBEAR GROUP COMMON STOCK, $0.001 PAR VALUE
                                       of
                    ANDRX CORPORATION, A DELAWARE CORPORATION

              PLEASE FOLLOW CAREFULLY THE ACCOMPANYING INSTRUCTIONS
                               ON THE REVERSE SIDE

          (Send this Letter of Transmittal and certificate(s) formerly representing shares of Mediconsult.com, Inc. Common Stock
                       to the Exchange Agent named below.)

           To: AMERICAN STOCK TRANSFER & TRUST COMPANY, Exchange Agent

                       By Mail, Hand or Overnight Courier:
                                 59 Maiden Lane
                            New York, New York 10038
                            Telephone (800) 937-5449

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    [ ]     Check here if you cannot locate your Certificate(s) and require assistance in replacing them. Upon receipt of notification on this
            Letter of Transmittal, the Exchange Agent will contact you directly with replacement instructions. See Instruction XI.
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Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.
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                                              DESCRIPTION OF SHARES SURRENDERED
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                                                                                          Mediconsult.com, Inc.
                 Name(s) and Address(s) of Registered Holder(s)                  Common Stock Certificate(s) Surrendered
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                                                                                                          Number of
                                                                                Certificate         Shares Represented by
                                                                                 Number(s)             Certificate(s)
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                                                                            (Attach separate signed schedule, if necessary)
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

American Stock Transfer & Trust Company
Exchange Agent

Ladies and Gentlemen:

         Pursuant to the terms of an Agreement and Plan of Merger, dated as of January 9, 2001 (the "Merger Agreement"), by and among Andrx Corporation, a Delaware corporation ("Andrx Corporation"), Mediconsult.com, Inc., a Delaware corporation ("Mediconsult"), and Mediconsult Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Andrx Corporation ("Merger Sub"), Mediconsult becames a wholly-owned subsidiary of Andrx Corporation through the merger of Merger Sub with and into Mediconsult (the "Merger"). The undersigned, the registered holder(s) of the certificate(s) referred to above or the assign(s) of such registered holder(s), hereby irrevocably surrender to you as Exchange Agent the certificate(s) referred to above, which represent shares of Mediconsult common stock, par value $0.001 per share ("Mediconsult Common Stock"), in exchange for shares of Andrx Corporation - Cybear Group Common Stock, par value $0.001 per share ("Cybear Tracking Stock"), on the basis of
0.1430 shares, subject to adjustment, of Cybear Tracking Stock for each share of Mediconsult Common Stock. The number of shares of Cybear Tracking Stock you will receive in the Merger is subject to adjustment. By adopting the Merger Agreement, Mediconsult stockholders agreed that 20% of the total number of shares of Cybear Tracking Stock to be issued in the Merger will not be issued until a balance sheet as of the closing date of the Merger is agreed upon by Andrx Corporation and Mediconsult.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to submit the certificate(s) referred to above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Andrx Corporation to be necessary or desirable to complete the exchange of the certificate(s) submitted hereby. The undersigned represents that the undersigned has read and agreed to all terms and conditions set forth herein. Delivery of the enclosed certificate(s) shall be effected, and risk of loss and title to such certificate(s) shall pass, only upon proper delivery thereof to the Exchange Agent.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         You are hereby instructed to issue, in the name indicated above, unless other instructions are indicated in Box A below, a certificate representing the shares of Cybear Tracking Stock into which the shares of Mediconsult Common Stock represented by the certificate(s) referred to above and delivered herewith were converted pursuant to the Merger Agreement. Please deliver the certificate representing such shares of Cybear Tracking Stock to the address shown above unless other instructions are given in Box B below.

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                Box A: Special Issuance Instructions
         Fill in ONLY if the certificate representing shares of Cybear Tracking Stock are to be issued in a name OTHER than the name appearing above.

         Issue the stock certificate in the name of (see Items VI
and IX on the accompanying Instructions):
Name(s):
                ------------------------------------------------------

                ------------------------------------------------------

                                   (Please Print)

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                 (Tax ID or Social Security Number)
           (And complete accompanying Substitute Form W-9)
----------------------------------------------------------------------


   ---------------------------------------------------------------
                Box B: Special Issuance Instructions
            Fill in ONLY if the certificate representing shares of Cybear Tracking Stock are to be sent to an address OTHER than the address appearing above, or if Box A is filled in, to an address OTHER than the address appearing therein.


   Deliver to:
                --------------------------------------------------

   Address:
                --------------------------------------------------

   ---------------------------------------------------------------

   ---------------------------------------------------------------
                (Print Address, including Zip Code)

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                                   SIGN HERE
                (And Complete Accompanying Substitute Form W-9)

 .............................................................................

 .............................................................................
                           (Signature(s) of Owner(s)
                       (See Guarantee Requirement Below)

Name(s):   .................................................................
                                      (Print name(s))
Capacity (full title):    ..................................................

 ............................................................................

Address:   .................................................................

 ............................................................................
                      (Print Address, including Zip Code)
Area Code and Telephone Number:.............................................
Social Security or Employer Identification Number:..........................
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

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                              SIGNATURE GUARANTEE
        (See Items VI and VII on Instructions to Letter of Transmittal)

         To be completed ONLY if required by Item VI or VII on Instructions to Letter of Transmittal.

         The undersigned guarantees the signature(s) which appear(s) on this Letter of Transmittal and the certificate(s) surrendered pursuant to this Letter of Transmittal.

 .............................................................................
                       (Name of Firm Issuing Guarantee)
 .............................................................................
                       (Authorized Signature of Officer)
 .............................................................................
                   (Title of Officer Signing this Guarantee)
 .............................................................................
                                    (Date)
 .............................................................................
                        (Address of Guaranteeing Firm)

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

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

     Forming Part of the Terms and Conditions of this Letter of Transmittal

I.       General

         In accordance with the Merger Agreement, each Mediconsult stockholder is entitled upon surrender of certificate(s) formerly representing shares of Mediconsult Common Stock to receive in exchange therefor a certificate representing Cybear Tracking Stock on the basis of 0.1430 shares, subject to adjustment, of Cybear Tracking Stock for each share of Mediconsult Common Stock represented by such surrendered certificate(s). The number of shares of Cybear Tracking Stock you will receive in the Merger is subject to adjustment. By adopting the Merger Agreement, Mediconsult stockholders agreed that 20% of the total number of shares of Cybear Tracking Stock to be issued in the Merger will not be issued until a balance sheet as of the closing date of the Merger is agreed upon by Andrx Corporation and Mediconsult.

II.      Execution and Delivery

         This Letter of Transmittal or a reproduction hereof must be properly filled in, dated and signed, and must be mailed or hand delivered with your certificate(s) formerly representing shares of Mediconsult Common Stock and any other required documents to the Exchange Agent, at the address set forth on the reverse side hereof. The method of delivery of the certificate(s), the Letter of Transmittal and any other required documents to the Exchange Agent is at your option and risk. If mail is used to send certificate(s), registered mail with return receipt requested, properly insured, is suggested. An addressed envelope is enclosed for your convenience. Delivery of your certificate(s) which formerly represented shares of Mediconsult Common Stock will not be complete until actually received by the Exchange Agent.

         Appraisal rights, which are more fully described in the joint proxy/statement prospectus and in the Merger Agreement, should be considered carefully before Certificate(s) are surrendered for payment or this Letter of Transmittal is executed. Under Section 262 of the Delaware General Corporation Law, each Mediconsult stockholder who elects to demand the appraisal of its shares must deliver to Mediconsult a written demand for appraisal before the taking of the vote on the Merger at the special meeting of stockholders. Such demand will be sufficient if it reasonably informs Mediconsult of the identity of the stockholder and that the stockholder intends to demand the appraisal. In addition, a stockholder who elects to demand the appraisal of its Shares must not vote its Shares in favor of the Merger Agreement. Mediconsult stockholders should note that a proxy or vote against the Merger shall not by itself constitute a written demand for appraisal. Any stockholder who elects to demand appraisal of its Shares must continuously hold the Shares from the date of making the demand through the effective time of the Merger. Accordingly, a stockholder who is the record holder of shares of common stock on the date the written demand for appraisal is made but who thereafter transfers the Shares prior to the effective time of the Merger will lose any right to appraisal of its Shares.

        Each person who does NOT plan to seek an appraisal of all such person's Shares is urged to execute (or, if such person is not the registered holder of such Shares, to arrange for such registered holder or such holder's duly authorized representative to execute) and mail or deliver this Letter of Transmittal to the Exchange Agent.

III.     Inadequate Space

         If there is insufficient space to list all your stock certificates being submitted to the Exchange Agent, please attach a separate signed schedule.

IV.      Signatures

         The signature (or signatures, in the case of certificate(s) owned by two or more joint holders where record ownership is not stated in the alternative) on this Letter of Transmittal should correspond exactly with the name as written on the face of the stock certificate(s) transmitted, without alteration, enlargement or any change whatsoever, unless the certificate(s) formerly representing shares of Mediconsult Common Stock described in this Letter of Transmittal have been transferred or assigned by the registered holder, or holders, in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s).

         If any certificates formerly representing shares of Mediconsult Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any certificate(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, agent or in any other representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

V.       Certificate in Same Name

         If the certificate representing shares of Cybear Tracking Stock is to be registered in exactly the same name that appears on the certificate(s) formerly representing shares of Mediconsult Common Stock being submitted herewith, you will not be required to endorse such certificate(s) or to make payment for transfer taxes.

VI.      Certificate in Different Name

         If the certificate representing shares of Cybear Tracking Stock is to be registered other than in exactly the name of the registered holder of the certificate(s) submitted herewith, then the certificate(s) submitted must be properly endorsed to the person who is to receive the certificate representing shares of Cybear Tracking Stock, or accompanied by appropriate stock powers, properly executed by such registered holder and the signature Medallion guaranteed by a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Also, in such case this Letter of Transmittal or facsimile must be signed by the transferee or by his agent, and should not be signed by the transferor. The signature of such transferee or agent must also be guaranteed by an Eligible Institution. Additionally, in the event that any transfer or other taxes become payable by reason of the issuance of any certificate representing Cybear Tracking Stock in any name other than that of the registered holder, such transferee must pay such tax to Andrx Corporation or the Exchange Agent or must establish to the satisfaction of Andrx Corporation or the Exchange Agent that such tax has been paid or is not payable.

VII.     Correction of or Change in Name

         For a correction of name or for a change in name which in either case does not involve a change of ownership, proceed as follows: (i) for a change in name, by marriage, etc., the surrendered certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature Medallion guaranteed by an Eligible Institution; and (ii) for a correction in name, the surrendered certificate(s) should be endorsed, e.g., "James E. Browne, incorrectly inscribed as J.E. Brown," with the signature Medallion guaranteed by an Eligible Institution.

VIII.    Request for Assistance or Additional Copies

         Any questions and requests for assistance or additional copies of this Letter of Transmittal and these instructions may be directed to the Exchange Agent at the address or telephone number set forth on page 1.

IX.      Special Issuance, Payment and Delivery Instructions

         If the certificate representing shares of Cybear Tracking Stock is to be issued in the name of a person other than the name of the registered holder of the certificate(s) submitted herewith, Box A on this Letter of Transmittal should be completed.

X.       Waiver of Conditions

         Andrx Corporation reserves the absolute right to waive any of the conditions set forth herein or any defect with respect to the transmittal of certificate(s) formerly representing shares of Mediconsult Common Stock.

XI. Letter of Transmittal Required: Surrender of Certificate(s), Lost Certificate(s)

         You will not receive your certificate representing shares of Cybear Tracking Stock unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Exchange Agent, together with the certificate(s) formerly representing your shares of Mediconsult Common Stock and any required accompanying evidences of authority. If the certificate(s) has
(have) been lost, stolen or destroyed, check the box on the reverse side hereof and send the Letter of Transmittal to the Exchange Agent. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to replace such lost or destroyed certificate(s) and then to effect the exchange.

XII.     Miscellaneous

         Neither Andrx Corporation nor the Exchange Agent is under any duty to give notification of defects in any Letter of Transmittal or in any other required documents and shall not incur any liability for failure to give such notification. Any and all Letters of Transmittal (including any other required documents) not in proper form are subject to rejection. The terms and conditions of the Merger Agreement are incorporated herein by reference and are deemed to form part of the terms and conditions of this Letter of Transmittal.

                          -----------------------------

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a registered holder whose certificate(s) are surrendered for exchange and payment for any fractional share interest is required to provide the Exchange Agent with such registered holder's correct taxpayer identification number on Substitute Form W-9 below. If such registered holder is an individual, the taxpayer identification number is his social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the registered holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such registered holder may be subject to federal income tax backup withholding.

         Certain registered holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Nonetheless, exempt registered holders should complete the Substitute Form W-9 below and so indicate their exempt status by writing "exempt" in Part II of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that registered holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the registered holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a registered holder with respect to any shares of Cybear Tracking Stock acquired pursuant to the Merger Agreement, the registered holder is required to notify the Exchange Agent of his correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such registered holder is awaiting a taxpayer identification number) and that (1) the registered holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the registered holder that he is no longer subject to backup withholding.

What Number to Give the Exchange Agent

         The registered holder is required to give the Exchange Agent the social security number or employer identification number of the registered holder of the certificate(s). If the certificate(s) are in more than one name or are not in the name of the actual owner, only the person whose TIN is shown in Part I should sign.

              PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
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
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                                             Name, as shown above on account (if joint account, list all names and circle the name
SUBSTITUTE                                   of the person or entity whose number you enter in Part I below.)

                                             ---------------------------------------------------------------------------------------
Form W-9                                       Address (if stockholder does not complete, signature in Part I below will constitute a certification that the above address is correct.)

                                             ---------------------------------------------------------------------------------------
Department of the Treasury                   City, State and Zip Code
Internal Revenue Service
                                             ---------------------------------------------------------------------------------------
                                             Part I-PLEASE PROVIDE YOUR TIN IN THE BOX AT
                                                                                            ----------------------------------------
                                             RIGHT AND CERTIFY BY                                     Social Security Number
                                             SIGNING AND DATING BELOW.                                          OR

Payer's Request for Taxpayer                                                                      Employer Identification Number
Identification Number (TIN)                                                                                     OR
                                                                                                          Awaiting TIN [ ]
                                             ---------------------------------------------------------------------------------------

                                              Part II - For Payers exempt from backup withholding (see accompanying instructions, write "Exempt" on the line below and certify by signing and dating below.)

                                             ---------------------------------------------------------------------------------------
                                              Part III - Certification - Under penalties of perjury, I certify that:
                                              (1)      The number shown on this form is my correct Taxpayer Identification Number
                                                       (or I am waiting for a number to be issued to me), and
                                              (2)      I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                              Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. The Internal
                                              Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                             SIGNATURE                                     DATE
                                                      -----------------------------------       -----------------------------------
-------------------------------------------- --------------------------------------------- --------- ------------------------------

                          Return Form With Letter of Transmittal. Do NOT Send to the IRS.
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